EFFECTIVE AUGUST 23, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 29, 2005



                           BIOPHAN TECHNOLOGIES, INC.
                 --------------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                       0-26057               82-0507874
-----------------------------      -------------            -----------
(State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)          File Number)         Identification No.)


      150 LUCIUS GORDON DRIVE,  SUITE 215
            WEST HENRIETTA, NEW YORK                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)


                             (585) 214-2441
                         -------------------------
                         (Registrant's telephone number)

Item 7.01 Regulation FD Disclosure

On March 29, 2005, in an audio interview with SmallcapInsights.com, Company CEO Michael Weiner explained the importance of the Company's recent issued patents and patent applications. See attached Exhibit 99.1 for a complete transcript of the interview.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOPHAN TECHNOLOGIES, INC.
                                           --------------------------
                                           (Registrant)

Date: 3/30/05                              /S/ Robert J. Wood
                                           ---------------------------------
                                           (Signature)

                                           Robert J. Wood
                                           CFO, Treasurer, Secretary
                                           (Principal Financial Officer)